UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  May 1, 2007

Date of earliest event reported:  April 30, 2007

NORTHWEST AIRLINES CORPORATION
(DEBTOR-IN-POSSESSION)

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2700 Lone Oak Parkway
Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                                                                  Results of Operations and Financial Condition

On April 30, 2007, Northwest Airlines Corporation issued a press release announcing its consolidated financial results for the first quarter of 2007.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Statements in this Form 8-K including those in the exhibits, that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements of the Company. Such risks and uncertainties include, among others, the ability of the Company to continue as a going concern, the ability of the Company to obtain and maintain any necessary financing for operations and other purposes, the ability of the Company to maintain adequate liquidity, the ability of the Company to absorb escalating fuel costs, the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time, the ability of the Company to develop, confirm and consummate a plan of reorganization with respect to its Chapter 11 proceedings, risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases, the ability of the Company to obtain and maintain normal terms with vendors and service providers, the Company’s ability to maintain contracts that are critical to its operations, the ability of the Company to realize assets and satisfy liabilities without substantial adjustments and/or changes in ownership, the potential adverse impact of the Chapter 11 proceedings on the Company’s liquidity or results of operations, the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of the Company to attract, motivate and/or retain key executives and associates, the future level of air travel demand, the Company’s future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about SARS, Avian flu or other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and the Company, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments, foreign currency exchange rate fluctuations, inflation and other factors discussed herein.  The Company also believes that the material risks and uncertainties that could affect us as we emerge from bankruptcy include, among others, that NWA Corp.’s actual financial results may vary significantly from the projections filed with the Bankruptcy Court, that our consolidated financial statements will reflect fresh-start accounting adjustments made upon emergence from bankruptcy, that financial information in our future financial statements will not be comparable to NWA Corp.’s financial information from prior periods.  Additional information with respect to these factors and events that could cause differences between forward-looking statements and future actual results is contained in “Item 1A. – Risk Factors” in the Company’s Annual Report on Form 10-K for 2006, as amended by Form 10-K/A filings dated April 6, 2007 and April 30, 2007.  We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Item 9.01.               Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release of Northwest Airlines Corporation dated April 30, 2007, reporting consolidated financial results for the first quarter of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

By: /s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated:  May 1, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Northwest Airlines Corporation dated April 30, 2007, reporting consolidated financial results for the first quarter of 2007.